FUNDRISE REAL ESTATE INTERVAL FUND, LLC

(the “Fund”)

Supplement dated July 30, 2021

to the Fund’s Statement of Additional Information dated May 1, 2021,

as supplemented from time to time (the “SAI”)

At its meeting on July 27, 2021, the Board of Directors of the Fund (the “Board”) appointed Alison A. Staloch as the Treasurer and Principal Financial/Accounting Officer of the Fund, effective as of July 27, 2021. Ms. Staloch replaced Benjamin S. Miller as the Principal Financial/Accounting Officer of the Fund. Mr. Miller remains in his other existing roles as Director, President and Principal Executive Officer of the Fund and as Chairperson of the Board.

Accordingly, as of the Effective Date, the following is added to the table identifying the Fund’s officers in the “Management of the Fund—Directors and Officers” section of the SAI:

Name, Year of Birth and Position Held	Term of Office and Length of Time Served[1]	Principal Occupations During Past 5 Years
Alison A. Staloch (1980) Treasurer	7/2021 to present	Chief Financial Officer, Fundrise Advisors, LLC and Rise Companies Corp. (since 2021); Chief Accountant (2017-2021), Assistant Chief Accountant (2015-2017), Division of Investment Management, U.S. Securities and Exchange Commission; Senior Manager, KPMG LLP (2005-2015).

[1]	The term of office for each officer will continue indefinitely.

Investors Should Retain This Supplement for Future Reference